EXHIBIT 10.25.22

                NINETY-SECOND AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT
              (NEPOOL SMD - CONFORMING RNA CHANGES)


     THIS NINETY-SECOND AGREEMENT AMENDING NEW ENGLAND POWER POOL
AGREEMENT, dated as of November 1, 2002 ("Ninety-Second
Agreement"), amends the New England Power Pool Agreement (the
"NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending the New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement" or "RNA") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, the most recent amendment dated as of October 4, 2002; and

     WHEREAS, the Participants desire to amend the Restated
NEPOOL Agreement, as heretofore amended, to reflect the revisions detailed herein.

     NOW, THEREFORE, upon approval of this Ninety-Second
Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:

                            SECTION 1
                    NEPOOL TARIFF AMENDMENTS

     1.1 The Restated NEPOOL Agreement is amended as set forth in Appendix A hereto.

                            SECTION 2
                          MISCELLANEOUS

     2.1 Effective Dates. The amendments provided in this Ninety-Second Agreement shall become effective as of the SMD Effective Date as defined in NEPOOL FERC Electric Rate Schedule No. 7, NEPOOL Market Rule 1.

     2.2 Defined Terms. Terms used in this Ninety-Second Agreement that are not defined herein shall have the meanings ascribed to them in the Restated NEPOOL Agreement, NEPOOL Tariff, and NEPOOL Market Rule 1.

                                                       Appendix A
                                          Ninety-Second Agreement


               AMENDMENTS TO THE  RESTATED NEPOOL
                            AGREEMENT

1.1 The first paragraph of Section 1 is amended to read as follows:

     Whenever used in this Agreement, in either the singular or plural number, the following terms shall have the following respective meanings (an asterisk (*) indicates that the definition may be modified in certain cases pursuant to
     Section 1.109, a single caret (^) indicates that the definition is no longer effective for service on and after the SMD Effective date, and a double caret (^^) indicates that the definition is no longer effective for service on and after the ICAP Effective Date):

1.2  The following definitions are deleted in their entirety:
     "Market Products" and "Third Effective Date"

1.3 The following definitions are amended to be identified by a single caret (^):

               Adjusted Net Interchange;
               AGC Capability;
               AGC Entitlement;
               Bid Price;
               Dispatch Price;
               Electrical Load;
               Energy Entitlement;
               Firm Contract;
               HQ Contracts;
               HQ Energy Banking Agreement;
               HQ Phase II Percentage;
               Monthly Peak;
               Operable Capability;
               Operating Reserve Entitlement;
               Other HQ Energy;
               Scheduled Dispatch Period;
               System Contract;
               Unit Contract; and
               Minute Spinning Reserve.

1.4 In addition, the heading of the last Subsection of Section 1 is amended to be identified by a single caret (^) so that it reads as follows:

     Modification of Certain Definitions When a Participant
     Purchases a Portion of Its Requirements from Another
     Participant Pursuant to a Firm Contract ^

1.5 The following definitions are amended to be identified by a double caret (^^):

               Adjusted Load;
               Adjusted Monthly Peak;
               HQ Phase I Energy Contract;
               HQ Phase I Percentage;
               HQ Phase II Gross Transfer Responsibility;
               HQ Phase II Net Transfer Responsibility;
               Installed Capability Entitlement;
               Installed Capability Responsibility;
               Installed System Capability;
               NEPOOL Installed Capability Responsibility;
               New Unit;
               Pool-Planned Unit;
               Proxy Unit; and
               Target Availability Rate.

1.6 The following definitions are inserted in the appropriate alphabetical order:

     ICAP Effective Date is a date fixed by the ISO and posted on its website as the effective date for the Installed Capacity arrangements contemplated by Section 8 of Market Rule 1, that is (i) the first day of a calendar month; (ii) at least one full calendar month after the SMD Effective Date; and
     (iii) at least thirty (30) days after the ISO has provided notice to the Commission that NEPOOL System Rules and computer programs necessary to implement the Installed Capacity arrangements contemplated by Section 8 of Market Rule 1 are fully in place and functional.

     Installed Capacity Requirement is defined in Market Rule 1 and represents the level of capacity required to meet the reliability requirements defined for the NEPOOL Control
     Area.

     Load Asset is a physical load that has been registered with the System Operator in accordance with the asset registration process contained in the NEPOOL System Rules.

     Market Rule 1 is NEPOOL Market Rule 1 and attachments as filed with the Commission on July 15, 2002 as NEPOOL FERC
     Electric Rate Schedule No. 7, as it may be amended from time to time.

     NEPOOL Transmission System is the system of transmission facilities within the NEPOOL Control Area under the ISO's operational jurisdiction.

     Ownership Share is a term to be effective on and after the SMD Effective Date that is a right or obligation, for purposes of settlement, to a percentage share of all credits or charges associated with a generating unit or Load Asset, where such unit or load is interconnected to the NEPOOL Transmission System.

     Settlement Obligation is, on and after the SMD Effective
     Date, an obligation for Energy, Operating Reserve or Regulation as defined in Market Rule 1.

     SMD Effective Date is the date fixed by the ISO and posted on its website as the effective date for the market provisions of Sections 1-7 of Market Rule 1. The SMD Effective Date may not occur until (i) a date after a Commission order is issued permitting Market Rule 1 to go into effect; (ii) at least two weeks after the ISO has given the Commission written notice that the NEPOOL System Rules and computer programs necessary to implement Market Rule 1 are fully in place and functional; and (iii) at least 48 hours after the ISO has posted the date on its website.

     Transmission Congestion Revenue is defined in Section 5.2.5 of Market Rule 1.

1.7 The definition for "Administrative Procedures" is renamed to read "ISO Administrative Procedures" and wherever
     "Administrative Procedures" is used in the Restated NEPOOL
     Agreement, the references are amended prospectively to read
     "ISO Administrative Procedures".

1.8  The definition for "Automatic Generation Control or AGC" in
     Section 1 is amended to read as "Automatic Generation
     Control or AGC or Regulation".

1.9 The following sentence is added to the end of the definition of "Entitlement":

     "On or after the SMD Effective Date, references to an `Entitlement' shall be deemed to refer to an `Ownership
     Share' as defined in this Agreement."

1.10 The definition of "Entity" is amended by replacing the reference to "AGC" in subsection (a) with a reference to "AGC/Regulation".

1.11 The definition of "Excepted Transaction" is amended to read as follows:

     Excepted Transaction is a transaction specified in Section
     25 of the Tariff or the applicable period specified in that Section.

1.12 The definitions for "Facilities Study" and "System Impact
     Study" are amended by replacing the phrase "NEPOOL
     Transmission System" with the term "PTF".

1.13 The following sentence is added to the end of the definition of "NEPOOL Objective Capability":

     "On and after the SMD Effective Date, references to NEPOOL
     Objective Capability shall be deemed to mean `Installed
     Capacity Requirement' as defined in this Agreement."

1.14 The definition of "NEPOOL System Rules" is amended to read as follows:

     NEPOOL System Rules are the Market Rules, the NEPOOL Information Policy, ISO Administrative Procedures and any other system rules, manuals, procedures, criteria or Reliability Standards for the operation of the System and administration of the NEPOOL Market, the NEPOOL Agreement and the NEPOOL Tariff.

1.15 The definition of "NEPOOL Transmission System" is amended to read as follows:

     NEPOOL Transmission System is the system of transmission facilities within the NEPOOL Control Area under the ISO's operational jurisdiction.

1.16 The definition of "Operating Reserve" is amended to read as follows:

     Operating Reserve, until the SMD Effective Date, is any or a combination of 10-Minute Spinning Reserve, 10-Minute Non-Spinning Reserve, and 30-Minute Operating Reserve, as the context requires. On and after the SMD Effective Date, Operating Reserve shall have the meaning expressed in Market Rule 1.

1.17 Clause (ii) in the definition of "Transmission Customer" is amended by inserting the parenthetical "(as defined in the Tariff)" immediately after the phrase "Designated Agent".

1.18 The definition of 10-Minute Spinning Reserve is amended to read as follows:

     10-Minute Spinning Reserve in an hour are the following resources that are dispatched by the System Operator in accordance with the NEPOOL System Rules, to be available to provide contingency protection for the system: (1) the Kilowatts of operable capability of an electric generating unit or units that are synchronized to the system, unloaded during all or part of the hour, and capable of providing contingency protection by loading to supply Energy immediately on demand, increasing the Energy output over no more than ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary; and (2) any portion of the electrical load of a Participant that the System Operator is able to verify as capable of providing contingency protection by immediately on demand reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary.

1.19 The definition of 10-Minute Non-Spinning Reserve is amended to read as follows:

     10-Minute Non-Spinning Reserve in an hour are the following resources that are dispatched by the System Operator in accordance with the NEPOOL System Rules to be available to provide contingency protection for the system: (1) the Kilowatts of operable capability of an electric generating unit or units that are not synchronized to the system, during all or part of the hour, and capable of providing contingency protection by loading to supply Energy within ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary; (2) any portion of a Participant's electrical load that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary; and (3) any other resources and requirements that were able to be designated for the hour as 10-Minute Spinning Reserve but were not designated by the System Operator for such purpose in the hour.

1.20 The definition of 30-Minute Operating Reserve is amended to read as follows:

     30-Minute Operating Reserve in an hour are the following resources that are dispatched by the System Operator in accordance with the NEPOOL System Rules to be available to provide contingency protection for the system: (1) the Kilowatts of operable capability of an electric generating unit or units that are any portion of the electrical load of a Participant that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within thirty minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary; (2) any portion of the electrical load of a Participant that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within thirty minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the NEPOOL System Rules is necessary; and (3) any other resources and requirements that were able to be designated for the hour as 10-Minute Spinning Reserve or 10-Minute Non-Spinning Reserve but were not designated by the System Operator for such purposes in the hour.

1.21 The third paragraph of Section 2.2 is amended to read as follows:

     As provided in Section 14, certain portions of Section 14 which became effective on the Second Effective Date will be superseded on the SMD Effective Date by Market Rule 1.

1.22 A new fourth paragraph of Section 2.2 is added to read as follows:

     As provided in Section 12, certain portions of Section 12 which became effective on or after the Second Effective Date will be superseded on the ICAP Effective Date by Market Rule
     1.

1.23 The following two new sentences are added to the end of
     Section 12.1:

     Sections 12.2, 12.5 and 12.7 of this Agreement which became effective on or after the Second Effective Date will cease to be effective and be superseded on the ICAP Effective Date by Market Rule 1. On and after the ICAP Effective Date, each Participant shall be obligated to satisfy each month its capacity obligation pursuant to Section 8.2.2 of Market Rule 1.

1.24 Section 13.4 is amended to read as follows:

     Objectives of Day-to-Day System Operation.

     (a) Until the SMD Effective Date, the day-to-day scheduling and coordination through the System Operator of the operation of generating units and other resources shall be designed to assure the reliability of the bulk power system of the NEPOOL Control Area. Such activity shall:

          (i)  satisfy the NEPOOL Control Area's Operating
               Reserve requirements, including the proper distribution of those Operating Reserves;

          (ii) satisfy the Automatic Generation Control requirements of the NEPOOL Control Area; and

          (iii) satisfy the Energy requirements of all Electrical Loads of the Participants, all at the lowest practicable aggregate dispatch cost to the NEPOOL Control Area in light of available Bid
               Prices and Participant-directed schedules.

     (b)  On and after the SMD Effective Date, the System
          Operator shall satisfy the energy and ancillary service requirements of the NEPOOL Control Area in accordance with Market Rule 1 on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by Participants.

1.25 The following introductory paragraph is added following the heading to Section 14 so that it reads as follows:

     Section 14 of this Agreement, which became effective on the Second Effective Date, will cease to be effective and will be superceded on the SMD Effective Date by Section 14A and Market Rule 1.

1.26 A new Section 14A is added so that it reads as follows:

                           SECTION 14A

                 PARTICIPANT MARKET TRANSACTIONS
               ON AND AFTER THE SMD EFFECTIVE DATE

     14A.1     NEPOOL Market Rights and Obligations.

          (a) Energy and Operating Reserve Settlement. The rights and Settlement Obligations of the Participants with respect to the furnishing and receipt of Energy and Operating Reserve shall be determined in accordance with this Section 14A and Market Rule 1.

          (b) Regulation Settlement Obligation. Settlement Obligations for Regulation for each hour are
               established by allocating the total   Regulation
               designated for the hour in the Real-Time Market by the System Operator to Participants under the Agreement and Non-Participants under the Tariff. Each Participant or non-Participant Transmission customer shall have for each hour a Settlement Obligation for Regulation in accordance with Market Rule 1. A Settlement Obligation for Regulation shall require the Participant to pay its share of the Regulation costs in accordance with Market Rule 1.

     14A.2 Right to Receive Service and Payment. Except as emergency circumstances may result in the System Operator requiring load curtailments by Participants, and subject to the availability of transmission capacity and ICAP Resources, or other generation or other resources available to the ISO, each Participant shall be entitled to receive from other Participants such amounts, if any, of Energy, Operating Reserve, ICAP and Regulation as it purchases, and each Participant or Non-Participant shall be entitled to receive payment for all services provided, in accordance with the NEPOOL System Rules.

     14A.3 Contract and Scheduling Authority. The Participants Committee is authorized to enter into agreements between the NEPOOL Control Area and another Control Area on behalf of and in the names of all Participants with Non-Participants to purchase or furnish emergency Energy that is available for the System Operator to schedule in order to ensure reliability in the NEPOOL Control Area or neighboring Control Areas. Emergency purchases from another Control Area pursuant to this
               Section 14A.3 should not be implemented unless the Participants have been unable to furnish such Supply Offers (as defined in Market Rule 1) as the System Operator determines are required to ensure reliability. For emergency purchases and sales pursuant to this
               Section 14A.3, the treatment of the transaction with the Non-Participant in the determination of a Locational Marginal Price (as defined in Market Rule 1) shall be in accordance with Market Rule 1. Energy (and related services) from any such emergency purchases shall be deemed to be furnished to and shall be paid for by Participants, in accordance with Market Rule 1. Energy (and related services) from any such emergency sales shall be deemed to be furnished to and shall be paid for by the Non-Participant, in accordance with this Section 14A.3 and the terms of any such contractual arrangement with the Non-Participant.

     14A.4 Bilateral Transactions and Participant Transactions with Non-Participants.

          (a) Participants may enter into internal bilateral transactions and External Transactions (as defined in Market Rule 1) for the purchase or sale of Energy or other products to or from each other or any other entity, subject to the obligations of Participants to make ICAP Resources available for dispatch by the System Operator. External Transactions that contemplate the physical transfer of Energy or obligations to or from a Participant shall be reported to and coordinated with the System Operator in accordance with Market Rule 1.

          (b) In the event a Participant has the right to receive Energy, Operating Reserve and/or Regulation from a Non-Participant under a bilateral transaction, such Energy, Operating Reserve and/or Regulation may be submitted by the Participant to the System Operator in a Supply Offer (as defined in Market Rule 1) as a proposal to furnish Energy, Operating Reserve, and/or Regulation to the extent the contract permits in accordance with the Market Rule 1.

     14A.5 Losses. The cost of losses and the recovery thereof shall be determined in accordance with Market Rule 1.

     14A.6 Congestion Cost and Revenues. Congestion Cost and the recovery and disbursement thereof shall be determined in accordance with Market Rule 1.

     14A.7     Operating Reserve and RMR.

               (a) Operating Reserve. The calculation, payment and recovery of Operating Reserve amounts shall be determined in accordance with Market Rule 1.

               (b) RMR Operating Reserve Charges. The designation of Reliability Must Run Resources and the calculation and recovery of RMR Operating Reserve Charges shall be determined in accordance with Market Rule 1.

1.27 Sections 15.1, 16.6, and Section17.7 are amended by substituting the term "PTF" in place of the phrase "NEPOOL
     Transmission System" at each occurrence.

1.28 The headings in the first row of the schedule set forth in
     Section 16.6.A are clarified by identifying the time period associated with the corresponding year so that they read as follows:



       Year One  Year Two   Year Three  Year Four  Year Five   Year Six

       [2/1/97-  [2/1/98-   [2/1/99-    [2/1/00-   [2/1/01-    [2/1/02-
       1/31/98]  1/31/99]   1/31/00]    1/31/01]   1/31/02]    1/31/03]


1.29 The following new sentence is added to the end of Section
     16.6.D:

     The revenues received by NEPOOL pursuant to Schedules 3-6 to the Tariff for service rendered on or after the SMD
     Effective Date shall be distributed in accordance with Market Rule 1.

1.30 Section 16.6.E is amended to read as follows:

     Congestion Payments. Until the SMD Effective Date, any congestion uplift charge received as a payment for transmission service pursuant to Section 24 of the Tariff for any hour shall be applied in accordance with
     Section 14.5(a) in payment for Energy service. On or after the SMD Effective Date, Transmission Congestion Revenue received for service provided shall be applied in accordance with Market Rule 1.

1.31 The formula set forth in Section 19.3(b) used to determine the percentage to be paid for a month by a Participant of the aggregate amount payable pursuant to Section 19.3(b) is amended to read as follows:



    W =  LO + GO divided by LO(1) + GO(1)  all times 0.50

               +

         POL + GOP DIVIDED BY POL(1) + GOP(1) all times 0.50 in which

               W is the percentage to be paid for the month by a Participant of the aggregate amount payable pursuant to this subsection (b) by all Participants for the month.

               LO   is the Participant's total Real Time Load
                    Obligation as defined and determined in
                    accordance with Market Rule 1 for the month.

               GO   is the Participant's Real Time Generation
                    Obligation as defined and determined in
                    accordance with Market Rule 1.

               PLO is the maximum Real Time Load Obligation of the Participant during any hour in the month
                    (the "Peak Real Time Load Obligation").

               GOP  is the maximum Real Time Generation
                    Obligation of the Participant during any hour in the month (the "Real Time Generation
                    Obligation Peak").

               LO(1) is the aggregate Real Time Load
                     Obligation of all Participants for the month.

               GO(1) is the aggregate Real Time Generation
                     Obligation of all Participants for the month.

               PLO(1) is the aggregate Peak Real Time Load
                      Obligation of all Participants for the month.

               GOP(1) is the aggregate Real Time Generation
                      Obligation Peak of all Participants for the month.